UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2013

THE SPENDSMART PAYMENTS COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Colorado	000-27145	33-0756798
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2680 Berkshire Pkwy, Suite 130 Des Moines, Iowa	50325
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 677-0080

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The SpendSmart Payments Company (the “Company”) is filing this Amendment No. 1 to Form 8-K (this “Amendment”) to amend its Current Report on Form 8-K filed on October 16, 2013 (the “Form 8-K”) with the Securities and Exchange Commission (the “Commission”).  The purpose of this Amendment is to file an Amended and Restated Asset Purchase Agreement which supersedes the Asset Purchase Agreement that was originally filed with the Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement.

On December 18, 2013, the Company, through its wholly owned subsidiary The SpendSmart Payments Company, a California corporation (the “Subsidiary”), entered into an Amended and Restated Asset Purchase Agreement (the “Asset Purchase Agreement”) with Intellectual Capital Management, Inc., d/b/a SMS Masterminds (“SMS”) a Nevada corporation, whereby, upon the completion of certain closing conditions, the Company will purchase substantially all of the assets of SMS. On December 18, 2013, the Company, the Subsidiary and Alex Minicucci, the Chief Executive Officer of SMS, entered into a Goodwill Purchase Agreement (the “Goodwill Purchase Agreement”) whereby upon the completion of certain closing conditions, the Company will purchase substantially all of the goodwill owned by Mr. Minicucci relating to SMS.

Pursuant to the terms and conditions set forth in the Asset Purchase Agreement, the Company will purchase the assets described therein. In addition to standard and customary closing deliverables, as further set forth in the Asset Purchase Agreement, as a condition to the closing of the Agreement: (i) the Company will enter into an employment agreement with Alex Minicucci, currently the President and Chief Executive Officer of SMS; (ii) the Company will enter into an employment agreement with Luke Wallace, currently the Vice President of Operations of SMS; (iii) the Company will complete an equity financing; and (iv) the Company shall have completed its due diligence of the assets and business of SMS, to its sole satisfaction.

Pursuant to the Goodwill Purchase Agreement, the Company will purchase the goodwill for such consideration as described therein. The Goodwill Purchase Agreement contains standard and customary closing deliverables and conditions.

The summary of the Asset Purchase Agreement and Goodwill Agreement described above are qualified in their entirety by reference to the Amended and Restated Asset Purchase Agreement and the Goodwill Purchase Agreement which are filed as Exhibit 10.1 and 10.2 respectively to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Amended and Restated Asset Purchase Agreement by and among The SpendSmart Payments Company, a Colorado corporation, The SpendSmart Payments Company, a California corporation and Intellectual Capital Management, Inc., d/b/a SMS Masterminds, a Nevada corporation, dated December 18, 2013.

10.2	Goodwill Purchase Agreement by and among The SpendSmart Payments Company, a Colorado corporation, The SpendSmart Payments Company, a California corporation and Alex Minicucci, individually, dated December 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPENDSMART PAYMENTS COMPANY

Dated: December 24, 2013	By:	/s/ Bill Hernandez
Bill Hernandez
President